UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2015

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800

Houston, TX 77056

(Address of principal executive offices) (Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below in item 1.03 of this Form 8-K regarding the Plan (as defined below) is incorporated herein by reference.

Item 1.03.	Bankruptcy or Receivership.

On December 3, 2015, Offshore Group Investment Limited, a Cayman Islands exempted company (“OGIL”), a wholly-owned subsidiary of Vantage Drilling Company (the “Company”), and certain subsidiaries of OGIL (together with OGIL, the “Vantage Debtors”) filed voluntary petitions (“Bankruptcy Petitions”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) to pursue a pre-packaged chapter 11 plan of reorganization (the “Plan”). The Vantage Debtors’ Chapter 11 cases are being administered under the caption In re Offshore Group Investment Limited, et al., Debtors (Case No. 15-12422). The Vantage Debtors will continue to operate their businesses and manage their assets as debtors-in-possession under the jurisdiction of the Bankruptcy Court in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. Separate insolvency proceedings in respect of the Company itself are expected to be commenced in the Cayman Islands.

The Plan anticipates that, among other things,

•	the Company will have sold to OGIL its equity interests in Vantage International Management Company Pte. Ltd. (“VIMCO Singapore”) and Vantage Energy Services, Inc. (“VESI”, and collectively with VIMCO Singapore, the “Vantage Parent Assets”) in exchange for a promissory note, which sale was effected pursuant to the terms of a Share Purchase Agreement dated as of December 2, 2015, by and among the Company, OGIL, VIMCO Singapore and VESI, a copy of which agreement is referred in as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference;

•	OGIL will issue $750 million of new Senior Subordinated Secured Third Lien Convertible Notes, which will accrue interest at a rate of 1% per annum for the first four years and 12% per annum each year after the fourth year, and will mature in 2030 (the “Secured Convertible PIK Notes”);

•	OGIL will launch a rights offering for $75 million of new Senior Secured Second Lien Notes, which will accrue interest at a rate of 10% per annum (the “Rights Offering”);

•	the Restructuring Lenders and the creditors of the Vantage Debtors under the Plan will agree to an intercreditor agreement; and

•	the reorganized OGIL will issue new common shares (the “New Common Shares”), and the existing shares of OGIL held by the Company will be cancelled.

The Plan anticipates that on its effective date, among other things,

•	OGIL will issue to each holder of indebtedness under the Revolving Credit Agreement its pro rata share of (A) the payment in full of cash to the extent the Vantage Debtors elect to refinance the Revolving Credit Agreement, (B) a new senior secured term loan and letter of credit facility on terms and conditions that facilitate the Restructuring (the “Amended and Restated Credit Facility”), or (C) a combination of partial payment in cash and the Amended and Restated Credit Facility;

•	each Restructuring Lender that held interests in term loans or senior secured notes of OGIL will receive (A) in satisfaction of its claim, its pro rata share of the Secured Convertible PIK Notes, (B) in satisfaction of its claim, its pro rata share of the New Common Shares, subject to certain dilution events, and (C) to the extent it has elected to participate in the Rights Offering, up to its pro rata share of Senior Secured Second Lien Notes to be issued in the Rights Offering;

•	the Company will receive New Common Shares in exchange for the promissory note it received for the Vantage Parent Assets, which shares are expected to be distributed to the Company’s creditors following the effective date of the Plan; and

•	holders of administrative expense claims, priority tax claims, other priority claims, other secured claims and general unsecured creditors of the Vantage Debtors will receive in exchange for their claims payment in full in cash or other treatment under the Bankruptcy Code.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 2.1 to this Form 8-K and the related Disclosure Statement, which is referred to in Exhibit 2.2 to this Form 8-K.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitute an event of default and acceleration under the documents governing each of the Company’s 5.50% Convertible Senior Notes and 7.875% Senior Convertible Notes and each of OGIL’s 2017 Term Loan, 2019 Term Loan, 7.5% Senior Secured First Lien Notes due 2019, 7.125% Senior Secured Notes due 2023 and Revolving Credit Facility.

With the filing of the Bankruptcy Petitions, the Company believes the ability of the lenders of the OGIL indebtedness to enforce their rights against OGIL under these and other agreements has been stayed, and creditor rights of enforcement against the Vantage Debtors are now subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosures.

The information set forth above in Item 1.03 and 2.04 of this Form 8-K are incorporated herein by reference.

On December 3, 2015, in connection with the Plan, the Company issued a corrective press release, a copy of which is filed herewith as Exhibit 99.1.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”). The Company does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements relate to the Company’s plans, goals, strategies, intent, beliefs and current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Items contemplating or making assumptions about the Company’s industry, business strategy, goals, expectations concerning the Company’s market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information also constitute such forward-looking statements. You should not place undue reliance on these forward-looking statements.

These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). The Company’s actual results could differ materially from those anticipated in these forward-looking statements.

Factors that could cause the Company’s results to differ materially include: (i) the Vantage Debtors’ ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases; (ii) the Vantage Debtors’ ability to operate its business during this process, (iii) the effects of the Vantage Debtors’ bankruptcy filing on the Company’s business and the interests of various creditors, equity holders and other constituents, (iv) the length of time the Vantage Debtors’ will operate under the Chapter 11 cases, (v) risks associated with third party motions in the Chapter 11 cases, which may interfere with the Vantage Debtors’ ability to develop and consummate the plan of reorganization, (vi) the potential adverse effects of the Chapter 11 proceedings on the Vantage Debtors’ liquidity or results of operations, and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Bankruptcy Petitions is highly speculative and poses substantial risks. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Joint Prepackaged Chapter 11 Plan of Offshore Group Investment Limited and its Affiliated Debtors, dated December 1, 2015, which is Exhibit A to the Disclosure Statement (Incorporated by reference to Exhibit 99.T3E.1 of the Form T-3 filed by Offshore Group Investment Limited with the SEC on December 2, 2015).

2.2	Disclosure Statement for Joint Chapter 11 Plan of Offshore Group Investment Limited and its Affiliated Debtors, dated December 2, 2015 (Incorporated by reference to Exhibit 99.T3E.1 of the Form T-3 filed by Offshore Group Investment Limited with the SEC on December 2, 2015).

10.1	Share Purchase Agreement, dated as of December 2, 2015, by and among Vantage Drilling Company, Offshore Group Investment Limited, Vantage International Management Company Pte. Ltd. and Vantage Energy Services, Inc. (Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K of the Company Filed with the SEC on December 2, 2015).

99.1	Press Release of the Company, dated December 3, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2015

VANTAGE DRILLING COMPANY

/S/ DOUGLAS G. SMITH
Douglas G. Smith
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

2.1	Joint Prepackaged Chapter 11 Plan of Offshore Group Investment Limited and its Affiliated Debtors, dated December 1, 2015, which is Exhibit A to the Disclosure Statement (Incorporated by reference to Exhibit 99.T3E.1 of the Form T-3 filed by Offshore Group Investment Limited with the SEC on December 2, 2015).

2.2	Disclosure Statement for Joint Chapter 11 Plan of Offshore Group Investment Limited and its Affiliated Debtors, dated December 2, 2015 (Incorporated by reference to Exhibit 99.T3E.1 of the Form T-3 filed by Offshore Group Investment Limited with the SEC on December 2, 2015).

10.1	Share Purchase Agreement, dated as of December 2, 2015, by and among Vantage Drilling Company, Offshore Group Investment Limited, Vantage International Management Company Pte. Ltd. and Vantage Energy Services, Inc. (Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K of the Company Filed with the SEC on December 2, 2015).

99.1	Press Release of the Company, dated December 3, 2015.